PROJECT ESTIMATE

To:      Peter Stoop
         Word Cruncher ("Client")

From: Stephanie Otto, Vice President Interactive & Convergent Media Pittard Sullivan, Inc.

Job #:   1I-WCI-9902

Re:      WordCruncher Name/Identity ("Project") Date:    June 24, 1999

                                                Estimate #:  E-3201-WCI-9902-004
________________________________________________________________________________

Project Description:
         [ ]      Communication Development
                  [ ]      See Attached Schedule A

         [ ]      Creative And Production Services:  Estimated Total  $65,000.00

         Contingency costs are identified below and will be billed in addition to the estimated total stated above.

         [ ]      Notes:
                  [ ] Client agrees that it has hired Pittard Sullivan (PS) to present concepts and/or designs for this project and that upon presentation of a satisfactory concept or design, the Client will authorize PS to produce the Project. Since PS desires to produce any concept or design that it presents, Client agrees that it will not itself use or engage any other entity to produce the concepts, ideas or designs presented by PS, without the explicit prior written consent by PS.
                  [ ]  Pittard Sullivan to receive credit.
                  [ ] Client assumes all responsibility for client supplied materials.
                  [ ]  Deliver via ftp
                  [ ] Deliver as digital files on optical media and written document.

         [ ]      Contingencies:
                  [ ] Contingent upon level of production required in approved designs
                  [ ]  Changes from approved list of deliverable items
                  [ ]  Revisions to finished production
                  [ ] Rush charges, cancellation fees, overtime or delays due to client
                  [ ]  Travel and expenses (plus handling fee.)
                  [ ]  Deliveries/shipping charges plus handling fee.
                       (You may supply your own vendor number if desired.)
                  [ ] Sales Tax, or any other tax or charge, if required by applicable State law.

Other Terms and Conditions:

You have designed and authorized Mr. Peter Stoop as client's representative for all Project approvals. Our billing terms are: payment in full of the Estimate Total to initiate the Project. Please send your company check payable to Pittard Sullivan, Inc. to us, Attention: Accounting Dept. This Project Estimate shall be governed by the laws applicable to agreements both entered into and performed entirely in the State of California. By utilizing our services, you acknowledge and accept the descriptions, terms and conditions set forth in this Project Estimate. However, we would appreciate it if you confirm your acceptance by signing the enclosed copy of this Project Estimate and returning it to us.

Pittard  Sullivan  will not  knowingly  infringe  upon the  rights  of others in creating images, designs, trademarks and/or related work product. However, Pittard Sullivan cannot give any warranty against claims, and legal clearance for use of images, designs, trademarks and/or related work product selected by Client will be Client's sole responsibility. By authorizing Pittard Sullivan to proceed with work hereunder, Client indemnifies and holds Pittard Sullivan harmless from any costs including reasonable legal fees and judgments, arising from a claim of image, design, trademark and/or related work product infringement.

On a personal note, I am pleased that you selected our company for this Project. We look forward to serving you and will use our best efforts on your behalf. If you have any questions please feel free to contact me.


Prepared by:     /s/
             ___________________________________________________________________
             Stephanie L. Otto     VP Interactive & Convergent Media     6/24/99


Accepted by:
             ___________________________________________________________________
             Peter Stoop         Vice President Sales and Marketing         Date



                  SCHEDULE A FOR WORDCRUNCHER BRANDING PROJECT
                            Last Revised: 1 July 1999
                                DELIVERABLES LIST



Communications Development                                   July 15 - August 15

Your brand strategy will become the core values from which all communications will be based. It will develop the overarching identity for the service and be documented in a comprehensive "Brand Bible" as will include:



Deliverables:
         1.       Create a Service Name
         2.       Design a Service Logo / Mark
         3.       Animated Service Logo
         4.       Focus Group Testing (To be determined)
         5.       Graphics Standards
         6.       Taglines
         7.       Key Marketing Messages
         8.       Brand Bible
         9.       Template for Power Point



                  SCHEDULE A FOR WORDCRUNCHER BRANDING PROJECT
                            Last Revised: 1 July 1999
                                DELIVERABLES LIST



Communications Development                                   July 15 - August 15

Your brand strategy will become the core values from which all communications will be based. It will develop the overarching identity for the service and be documented in a comprehensive "Brand Bible" as will include:



Deliverables:
         1.       Create a Service Name
         2.       Design a Service Logo / Mark
         3.       Animated Service Logo
         4.       Focus Group Testing (To be determined)
         5.       Graphics Standards
         6.       Taglines
         7.       Key Marketing Messages
         8.       Brand Bible
         9.       Template for Power Point

PROJECT ESTIMATE


To:      Peter Stoop
         WordCruncher ("Client")

From: Stephanie Otto, Vice President Interactive & Convergent Media Pittard Sullivan, Inc.

Job #:   1I-WCI-9903

Re:      WordCruncher Strategy ("Project")             Date:    June 30, 1999

                                                 Estimate #: E-3204-WCI-9903-003



Project Description
         [ ]      Refine the Strategy and Positioning for WordCruncher
                  [ ]  See Attached Schedule A

         [ ]      Creative And Production Services: Estimated Total   $75,000.00

                  Contingency costs are identified below and will be billed in addition to the estimated total stated above.

         [ ]      Notes
                  [ ] Client agrees that it has hired Pittard Sullivan (PS) to present concepts and/or designs for this project and that upon presentation of a satisfactory concept or design, the Client will authorize PS to produce the Project. Since PS desires to produce any concept or design that it presents, Client agrees that it will not itself use or engage any other entity to produce the concepts, ideas or designs presented by PS, without the explicit prior written consent by PS.

                  [ ]  Pittard Sullivan to receive credit.
                  [ ] Client assumes all responsibility for client supplied materials.

                  [ ]  Deliver as a written document.

         [ ]      Contingencies:
                  [ ] Contingent upon level of production required in approved designs

                  [ ]  Changes from approved list of deliverable items
                  [ ]  Revisions to finished production
                  [ ] Rush charges, cancellation fees, overtime or delays due to client

                  [ ]  Travel and expenses (plus handling fee)
                  [ ]  Deliveries/shipping charges plus handling fee
                       (You may supply your own vendor number if desired)
                  [ ] Sales Tax, or any other tax or charge, if required by applicable State law


Other Terms and Conditions

You have designated and authorized Mr. Peter Stoop as client's representative for all Project approvals. Our billing terms are: payment in full of the Estimate Total to initiate the Project. Please send your company check payable to Pittard Sullivan, Inc. to us, Attention: Accounting Dept. This Project Estimate shall be governed by the laws applicable to agreements both entered into and performed entirely in the State of California. By utilizing our services, you acknowledge and accept the descriptions, terms and conditions set forth n the Project Estimate. However, we would appreciate it if you confirm your acceptance by signing the enclosed copy of this Project Estimate and returning it to us.

Pittard  Sullivan  will not  knowingly  infringe  upon the  rights  of others in creating images, designs, trademarks and/or related work product. However, Pittard Sullivan cannot give any warranty against claims, and legal clearance for use of images, designs, trademarks and/or related work product selected by Client will be Client's sole responsibility. By authorizing Pittard Sullivan to proceed with work hereunder, Client indemnifies and holds Pittard Sullivan harmless from any costs, including reasonable legal fees and judgments, arising from a claim of image, design, trademark and/or related work product infringement.

On a personal note, I am pleased that you selected our company for this Project. We look forward to serving you and will use our best efforts on your behalf. If you have any questions please feel free to contact me.


Prepared by:   /S/
            ____________________________________________________________________
            Stephanie L. Otto      VP Interactive & Convergent Media     6/24/99


Accepted by:   /S/                                                       7/15/99
            ____________________________________________________________________
            Peter Stoop          Vice President Sales and Marketing        Date




                  SCHEDULE A FOR WORDCRUNCHER STRATEGY PROJECT
                            Last Revised: 1 July 1999
                                DELIVERABLES LIST


Strategic Compass(TM)                                        June 28 - August 15


The Strategic Compass(TM) will provide the foundation for a prevailing brand strategy and will entail interviewing your key executives, analyzing your target audience and your competitors, identifying internal resources and creating an overall positioning strategy for WordCrunchers Internet Service. The Strategic Compass(TM) will be expressed in a written document in order to memorialize all of the conclusions and gain consensus with your internal management team. Some of the specific deliverables in the document are as follows:

Deliverables:

         1.       Overview on Target Audience and Competitors
         2.       Develop the Brand Vision
         3.       Develop the Brand Mission
         4.       Develop the Brand Positioning
         5.       Develop the Corporate Positioning versus Service Positioning
         6.       Create the Brand Strategy
         7.       Develop the Core Values



Invoice

June 23, 1999


Invoice No.   7747
Job No.       WCI-9903


Terms:        Due Upon Receipt

WordCruncher
Peter Stoop
405 East 12450 South Suite B
Draper, UT  84020


Job title:  WordCruncher Strategy

            [ ]      Creative and Production Services

                     [ ]  For services rendered per estimate number
                          E-3204-WCI-9903-001                         $75,000.00
                                                                       _________

                                                          TOTAL DUE   $75,000.00





         Account Manager ___________________________________________

PROJECT ESTIMATE

To:      Peter Stoop
         SpyHop ("Client")

From: Stephanie Otto, Vice President Interactive & Convergent Media Pittard Sullivan, Inc.

Job #:   II-WCI-9901

Re:      SpyHop Website Design ("Project")           Date:   June 23, 1999

                                               Estimate #:   E-3202-WCI-9901-001


Project Description:
         [ ] Design the Interface and Website for Wordcruncher's Business to Business portal.

                  [ ] See Attached Document for Project Outline and Initial Deliverables List

         [ ]      Creative And Production Services: Estimated Total $225,000.00


         Contingency costs are identified below and will be billed in addition to the estimated total stated above.

         [ ]      Notes:
                  [ ] Client agrees that it has hired Pittard Sullivan (PS) to present concepts and/or designs for this project and that upon presentation of a satisfactory concept or design, the Client will authorize PS to produce the Project. Since PS desires to produce any concept or design that it presents, Client agrees that it will not itself use or engage any other entity to produce the concepts, ideas or designs presented by PS, without the explicit prior written consent by PS.

                  [ ]      Pittard Sullivan to receive credit.
                  [ ] Client assumes all responsibility for client supplied materials.

                  [ ] Client will sign all stock footage agreements and pay applicable fees directly to stock footage supplier. Stock footage costs have not been included in this estimate.

                  [ ]  Deliver as layered Photoshop files and After Effect files

                  [ ] Pittard Sullivan will make best efforts to proof all copy for grammar, punctuation, dates, times, numbers and accuracy. However, final proofing and approval of materials for printing and/or production are solely the responsibility of Client.

         [ ]      Contingencies:
                  [ ] Contingent upon level of production required in approved designs
                  [ ]  Tape stock and dubs - (plus handling fee.)
                  [ ]  Additional graphics or other items
                  [ ]  Changes from approved list of deliverable items
                  [ ] Changes from approved designs or progressive steps during production
                  [ ]  Revisions to finished production
                  [ ] Rush charges, cancellation fees, overtime or delays due to Client
                  [ ]  Fixes to Client supplied materials
                  [ ]  Stock or archival footage
                  [ ]  Camera ready art for Client use
                  [ ]  Travel and expenses (plus handling fee.)
                  [ ]  Live action footage
                  [ ]  Deliveries/shipping charges plus handling fee.
                       (You may supply your own vendor number if desired.)
                  [ ]  Music
                  [ ] Sales Tax, or any other tax or charge, if required by applicable State law.

Other Terms and Conditions:

You have designed and authorized Mr. Peter Stoop as Client's representative for all Project approvals. Our billing terms are 50% of the estimated price to initiate the Project, 40% upon approval of creative direction or commencement of principle photography (if a live shoot is involved), and the balance thereof (and any contingencies) upon completion of this Project. Please send your initial company check payable to Pittard Sullivan, Inc. to us, Attention:
Accounting Dept. This Project Estimate shall be governed by the laws applicable to agreements both entered into and performed entirely in the State of California. By utilizing our services, you acknowledge and accept the descriptions, terms and conditions set forth in this Project Estimate. However, we would appreciate it if you confirm your acceptance by signing the enclosed copy of this Project Estimate and returning it to us.

Pittard  Sullivan  will not  knowingly  infringe  upon the  rights  of others in creating images, designs, trademarks and/or related work product. However, Pittard Sullivan cannot give any warranty against claims, and legal clearance for use of images, designs, trademarks and/or related work product selected by Client will be Client's sole responsibility. By authorizing Pittard Sullivan to proceed with work hereunder, Client indemnifies and holds Pittard Sullivan harmless from any costs, including reasonable legal fees and judgments, arising from a claim of image, design, trademark and/or related work product infringement.

On a personal note, I am pleased that you selected our company for this Project. We look forward to serving you and will use our best efforts on your behalf. If you have any questions please feel free to contact me.


Prepared by:      /S/
             ___________________________________________________________________
             Stephanie L. Otto    VP Interactive & Convergent Media      6.23.99


Accepted by:     /S/                                                     7/15/99
             ___________________________________________________________________
             Peter Stoop        Vice President & and Marketing             Date


                   SCHEDULE A FOR WORDCRUNCHER WEBSITE PROJECT
                            Last Revised: 1 July 1999
                                DELIVERABLES LIST



Phase I:  Creative Concept / Strategic Analysis              June 28 - August 15


This process will begin with an intensive period of conceptual exploration, an analysis of competing web sites, and initial product recommendations for the Web site. We will establish the communication system in order to provide design and technical documentation to SpyHop in order to produce the site effectively. Pittard Sullivan will work collaboratively with SpyHop in order to produce the site effectively, Pittard Sullivan will work collaboratively with SpyHop and Digital Boardwalk to determine the scope of the project by developing a flowchart based upon content and the overall architecture for SpyHop. Once the flowchart has been approved, Pittard Sullivan will work with SpyHop and Digital Boardwalk to create a functional guide that will serve as the foundation for Phase II that will comply with the new branding standards, as they are set.



Deliverables:

         1.       Content Analysis
         2.       Functionality Guide
         3.       Initial design recommendations
         4.       Creative brief
         5. Initial structural flowchart outlining content categories and sections
         6.       Dedicated FTP server
         7.       Defined deliverables list
         8.       Initial schedule
         9. 2 - 3 different design directions, based on the 3 - 4 key frames



Phase II:  Design Creation                              August 15 - September 15


Once the design direction is established and approved by SpyHop, Pittard Sullivan's creative team will design and create all of the elements throughout the site and further establish the navigation and functionality. Our goal will be to create a dynamic interface and exciting site utilizing quality design that will build brand image, enhance customer participation and interaction, improve communication with all of the SpyHop's consistencies and drive viewers to the site.



Deliverables:

         1.       Completed navigation scheme for entire site.
         2.       Applets
         3.       Develop templates for each section of the site.
         4.       3 Case Scenarios / Programmed Working Model (B&W)



Phase III:  Production / Implementation                 September 15 - October 1


Upon further approval of the design and navigation, Pittard Sullivan's creative team will begin production, which is the execution phase of our process. This is where each element of the project is produced as art, prepared and delivered to SpyHop/Digital Boardwalk in order to be implemented into the site.

         -      All Digital Files
         -      Layered Photoshop Files
         5. Templates for each section of the site, including design of title bars and backgrounds for the following sections:

                  -   SpyHop
                  -   The Site Directory
                          -   General Management
                          -   Legal & Government
                          -   Finance & Accounting
                          -   Operations & Production
                          -   Sales
                          -   Marketing
                          -   Human Resources
                          -   Computing & Information Technology
                  -   The Site Content
                  -   The Search Engine
                          -   Browsing
                          -   Full Text Search
                          -   Basic Search Functionality
                          -   Results Views:  Site Information, Distribution
                                Frequency
                          -   Sort Options
                  -   The Data Feeds
                  -   The User Applications
                          -   Messaging Service
                          -   Pager News Feed Service
                          -   Financial Calculator
                          -   E-Mail Service
                          -   Calendar Service
                  -   Industry Specific Pages?



Phase IV:  Testing / Style Guide Preparation             October 1 - November 15


Once the site has been designed and programmed, Pittard Sullivan will assist SpyHop and Digital Boardwalk in an extensive testing phase. This will ensure the interactivity of the site on various platforms, including Netscape, Internet Explorer and other platforms predetermined by SpyHop. Pittard Sullivan will also design and produce an Initial Style Guide that will define the specific navigation, fonts, colors, title bars and backgrounds.

         -   Style Guide



Invoice

June 23, 1999


Invoice No.  7749
Job No.      WCI-9901


Terms:   Due Upon Receipt

SpyHop
Peter Stoop
405 E. 12450 S. Suite B
Draper, UT 84020


Job Title:    SpyHop Website Design

[ ]      Creative And Production Services

        [ ]  50% advance deposit for services rendered
             per estimate number E-3202-WCI-9901-001                 $112,500.00
                                                                     ___________

                                                     TOTAL DUE       $112,500.00





                  Account Manager   /S/
                                  ______________________________________________